UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 29, 2010

CONMED CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-16093	16-0977505
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

525 French Road
Utica, New York 13502
(Address of principal executive offices, including zip code)

(315) 797-8375
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (See General Instruction A.2 below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2                Financial Information
Item 2.02               Results of Operations and Financial Condition.

On July 29, 2010, CONMED Corporation issued a press release announcing financial results for the second quarter of 2010.  A copy of this press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K that is furnished under “Item 2.02. Results of Operations and Financial Condition” and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 9               Financial Statements and Exhibits
Item 9.01               Financial Statements and Exhibits.

(c)	Exhibits

The following exhibit is included herewith:

Exhibit No.            Description of Exhibit

99.1             Press Release dated July 29, 2010, issued by CONMED Corporation.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONMED CORPORATION
(Registrant)

By:	Robert D. Shallish, Jr.
Vice President-Finance and
Chief Financial Officer

Date:           July 29, 2010

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99.1	Press Release, dated July 29, 2010, issued by CONMED Corporation.